TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectuses

At a meeting held on August 2, 2012, the Boards of Trustees of Transamerica Partners Funds Group and Transamerica Partners Funds Group II and the Managing Board of Transamerica Asset Allocation Variable Funds approved certain initiatives that are intended to move the fund complex to a more modern and efficient operating platform. Each Board has authorized seeking shareholder approval for these measures where required.

Fund shareholders will be asked to elect Board Members of their fund and to approve changes to their fund’s fundamental investment policies.

A proxy statement describing these initiatives is expected to be mailed later in 2012. If shareholder approval is obtained, these initiatives are expected to be implemented during the fourth quarter of 2012.

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Investors Should Retain this Supplement for Future Reference

August 17, 2012